UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

GOLDMAN SACHS BDC, INC.

(Exact name of registrant as specified in its charter)

Delaware	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 435)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GSBD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On May 27, 2026, Goldman Sachs BDC, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered two proposals as described in the Company’s proxy statement filed on April 1, 2026. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of 112,569,067 shares of common stock outstanding on the record date, March 30, 2026. The final results of the voting on the matters submitted to stockholders at the Annual Meeting are set forth below.

Proposal 1: By the votes shown below, the stockholders elected the nominees for Class III directors. The Class III directors will serve until the 2029 annual meeting of stockholders or until his or her successor is duly elected and qualified. The election of each nominee required a majority of the votes cast by all stockholders present, virtually or by proxy, at the Annual Meeting. Under the Company’s bylaws, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election).

Name	Votes For	Votes Against	Abstentions	Broker Non Vote
Katherine (“Kaysie”) Uniacke	42,701,617.597	3,541,502.218	354,635.185	37,287,882.000
Timothy J. Leach	40,942,685.553	5,235,623.924	419,445.522	37,287,882.000

Proposal 2: By the vote shown below, the stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Approval of Proposal 2 required a majority of the votes by all stockholders present, virtually or by proxy, at the Annual Meeting.

Votes For	Votes Against	Abstentions
81,800,511.401	1,543,065.576	542,060.023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC. (Registrant)

Date: May 28, 2026	By:	/s/ Vivek Bantwal
Name: Vivek Bantwal
Title: Co-Chief Executive Officer

	By:	/s/ David Miller
Name: David Miller
Title: Co-Chief Executive Officer